ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20120859516-99
Secretary of State	Filed On 12/21/2012
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Each share of the Company's issued and outstanding shares of each class of its capital stock, namely its Common Stock, par value $0.001, its Series A Preferred Stock, par value $0.001 and its Series B Preferred Stock, par value $0.001 is hereby reverse split at a ratio of every One Hundred (100) shares issued and outstanding being reduced to one (1) share (i.e. a ratio of 100:1), with each fractional share being rounded up to the next whole share.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 12/31/12 Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" X 11" plain sheet with the additional signatures.)

X [signature] Authorized Signature

X [signature] Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

210101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Form to Accompany Miscellaneous Filings

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20120693424-63
Secretary of State	Filed On 10/10/2012
State Of Nevada	Number of Pages 8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Form to Accompany Miscellaneous Filings
(select filing below)

- ☐ General Improvement Districts pursuant to NRS 318.258
- ☐ Telephones & Telegraph pursuant to NRS 707.240
- ☐ Credit Union pursuant to NRS 678.320
- ☐ Railroads pursuant to NRS 78.085
- ☒ Other Filing as Instructed By the Secretary of State:

Per Judy's Instructions, filing shareholder consents that were attached to original amended list of directors/officers

1. Name of entity:

ELRAY RESOURCES, INC.

2. The articles have been amended as follows (provide article numbers, if available):

3. Other required amendatory language:

Pursuant to our discussion, please file consents as miscellaneous filing of the Corporation. Thank you.

4. Required Signature:

X /s/Lao Sio I

Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STOCKHOLDERS CONSENT

OF

ELRAY RESOURCES INC.

(the "Company")

PURSUANT TO ARTICLE 3.14 OF THE BYLAWS

The undersigned, being stockholders of the Company, a Nevada corporation, do hereby declare and state pursuant to Section 320, Chapter 78 (Private Corporations) of the Nevada Revised Statues of 2001 and the Articles of Incorporation and the Bylaws of the Company, that they hereby adopt the following resolutions and take the following actions:

WHEREAS, the three existing directors of the Company have purportedly removed Mr. Lao Sio I from managing the business of the Company in a manner that is contrary to the undersigned's contractual arrangement with the Company and the Bylaws of the Company;

WHEREAS, in an attempt to resolve the management deadlock described above, the undersigned have requested that the Company disclose the date on which the existing directors of the Company were last elected by shareholders and convene a shareholders meeting of the Company, but the Company has not agreed to such requests; and

WHEREAS, the undersigned are holders of an aggregate of 144,020,137 shares of series A preferred stock (the "**Series A Preferred Stock**") of the Company, the terms of which are governed by a certificate of designation dated April 30, 2012;

WHEREAS, under section 3 of the certificate of designation of the Series A Preferred Stock , the holders of Series A Preferred Stock shall be entitled to vote together with the holders of the common stock of the Company ("**Common Stock**") as a single class, with each share of Series A Preferred Stock having 100 votes for each vote carried by the Common Stock;

WHEREAS, based on 948,078,879 shares of Common Stock and 211,018,516 shares of Series A Preferred Stock issued and outstanding as of the latest practicable date, the shares of Series A Preferred Stock held by the undersigned represents approximately 64% of the total voting power (the "**Voting Percentage**"), and the Company stipulated in a Nevada court hearing on September 20, 2012 that it will not take any actions to dilute the undersigned's Voting Percentage unless and until the court has granted it the permission to do so;

WHEREAS, in light of the foregoing, the undersigned has the power under section 3.14 of the Bylaws to take by written consent any action that may be taken by stockholders holding at least a majority of the voting power; and

WHEREAS, the undersigned have decided to amend selected sections of the Bylaws of the Company by this written consent;

NOW THEREFORE BE IT:

RESOLVED, that Article 4.2 of the Bylaws be amended and restated as follows:

> "4.2 Qualifications and Number. A director shall be a natural person who is 18 years of age or older. A director need not be a citizen of the United States or a resident of Nevada and, unless otherwise required in the articles of incorporation, need not be a stockholder. The

initial and subsequent boards shall consist of not less than one or more than nine persons. The stockholders have the power at any time to increase or decrease the number of directors by resolution."

FURTHER RESOLVED, that Article 4.4 of the Bylaws be amended and restated as follows:

"4.4 Removal of Directors. Any director may be removed from office with or without cause by the vote of stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power, except that the articles may require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director. If a director was elected by a voting group of stockholders, on the stockholders of that voting group may participate in the vote to remove that director."

FURTHER RESOLVED, that Article 4.6 of the Bylaws be amended and restated as follows:

"4.6 Vacancies.

(A) All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power, unless otherwise provided in the articles. Notwithstanding the foregoing, any vacancies caused by the actions of the shareholders may only be filled by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify.

(B) Unless otherwise provided in the articles of incorporation, when one or more directors give notice of his or their resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors."

FURTHER RESOLVED, that Article 5.2 of the Bylaws be amended and restated as follows:

"5.2 Election and Term of Office. The officers of the Corporation shall be elected by the board at the annual meeting of the board following the annual meeting of the stockholders; provided, however, that stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power shall have the power to appoint an officer to carry out all such acts that are necessary, including the submission of regulatory filings, so that the Company can give effect to any and all stockholders resolutions the adoption of which were not proposed by the board of directors. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his successor shall have been duly elected, subject to early termination in the event of death, removal or resignation."

FURTHER RESOLVED, that Article 5.3 of the Bylaws be amended and restated as follows:

"5.3 Removal. Any officer may be removed by the board, with or without cause, and a successor may be elected by the board at any time. Without limiting the generality of the foregoing, any officer may be removed by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power."

FURTHER RESOLVED, that Article 13.1 of the Bylaws be amended and restated as follows:

> "13.1 Amendments to Bylaws. These bylaws may be amended by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power. The board shall not have the power to alter, amend and repeal any of the sections contained in these bylaws, unless the alteration, amendment and repeal of one or more sections are authorized by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power."

FURTHER RESOLVED, that this Written Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, we have executed this Stockholders Consent this 04 day of Oct., 2012.

LAO SIO I
As the registered holder of 99,706,249 shares of Series A Preferred Stock

____

MILLENNIUM COMMODITY TRADING PTY LTD.
As the registered holder of 22,156,944 shares of Series A Preferred Stock

By: ________________________
Name: Kin Lam
Title: Director

MILLENNIUM HOLDINGS PTY LTD.
As the registered holder of 22,156,944 shares of Series A Preferred Stock

By: ________________________
Name: Kin LAM
Title: DIRECTOR

STOCKHOLDERS CONSENT

OF

ELRAY RESOURCES INC.

(the "Company")

PURSUANT TO ARTICLE 3.14 OF THE BYLAWS

The undersigned, being stockholders of the Company, a Nevada corporation, do hereby declare and state pursuant to Section 320, Chapter 78 (Private Corporations) of the Nevada Revised Statues of 2001 and the Articles of Incorporation and the Bylaws of the Company, that they hereby adopt the following resolutions and take the following actions:

WHEREAS, the undersigned are holders of an aggregate of 144,020,137 shares of series A preferred stock (the "**Series A Preferred Stock**") of the Company;

WHEREAS, the board of directors of the Company currently consists of Mr. Brian Goodman, Dr. Roy Sugarman and Mr. Michael Silverman (collectively, the "**Existing Directors**") and the officers of the Company include Mr. Brian Goodman, chief executive officer and chief financial officer of the Company, and Mr. David Price, secretary of the Company (collectively, the "**Existing Officers**");

WHEREAS, the undersigned have amended selected sections of the Bylaws of the Company by written consent, as a result of which the board of directors of the Company now consists of nine persons and has six vacancies;

WHEREAS, Article 4.6 of the amended Bylaws provides that all vacancies in the board of directors, including those caused by an increase in the number of directors, may be filled by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power; and

WHEREAS, Article 5.2 of the amended Bylaws provides that stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power have the power to appoint an officer to carry out all such acts that are necessary to give effect to stockholders resolutions the adoption of which was not proposed by the board of directors;

WHEREAS, the undersigned has the power under section 3.14 of the Bylaws to take by written consent any action that may be taken by stockholders holding at least a majority of the voting power; and

WHEREAS, the resolutions being adopted in this Written Consent were not proposed by the board of directors;

NOW THEREFORE BE IT.

RESOLVED, that each of Messrs. Lao Sio I, Lam Kin, Gary Beck, Graham Brasher, Ray Reyes and Vicente Manjon is hereby appointed as a director of the Company;

FURTHER RESOLVED, that Mr. Lao Sio I is hereby appointed as an officer of the Company with the power to carry out all such acts that are necessary to give effect to stockholders resolutions

adopted in this Written Consent, including but not limited to the preparation, execution and submission of all the necessary filings with regulatory authorities;

FURTHER RESOLVED, that Mr. Lao Sio I is hereby is, authorized, empowered, and directed, in the name and on behalf of the undersigned, to require the Existing Directors and Existing Officers to execute and deliver such documents and to do or to cause to be done all such acts that are necessary so that the Company can give effect to the foregoing resolutions; and

FURTHER RESOLVED, that all actions heretofore taken and all documents heretofore executed and delivered by Mr. Lao Sio I in furtherance of the foregoing resolutions be, and they hereby are, ratified, confirmed, and approved by the undersigned in all respects; and

FURTHER RESOLVED, that this Written Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, we have executed this Stockholders Consent this 04. day of Oct, 2012.

LAO SIO I

As registered holder of 99,706,249 shares of Series A Preferred Stock

____

MILLENNIUM COMMODITY TRADING PTY LTD.

As registered holder of 22,156,944 shares of Series A Preferred Stock

By: _______________________

Name: Kin LAM

Title: DIRECTOR

MILLENNIUM HOLDINGS PTY LTD.

As registered holder of 22,156,944 shares of Series A Preferred Stock

By: _______________________

Name: Kin LAM

Title: DIRECTOR

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150301

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20120654407-31
Secretary of State State Of Nevada	Filed On 09/24/2012
	Number of Pages 1

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

ELRAY RESOURCES INC.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

CLASS B PREFERRED STOCK

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

The original Certificate of Designation shall be restated as follows to increase the authorized number of shares from 100,000,000(one hundred million) to 280,000,000(two hundred eighty million):
To be titled "Class B Preferred Series" stock
That there be 280,000,000(two hundred eighty million) shares in the series
To have conversion rights of 1:1(one to one)
To have voting rights of 1000:1 with common
That this series shall have the rights of conversion upon finra approval of the company's reverse stock split

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X ______________________
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20120649972-62
Secretary of State	Filed On 09/24/2012
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ELRAY RESOURCES INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE #3 IS HEREBY AMENDED TO INCREASE AUTHORIZED CAPITAL BY 200,000,000 (TWO HUNDRED MILLION) SHARES TO A TOTAL OF 1,700,000,000 (ONE BILLION SEVEN HUNRED MILLION) SHARES, PAR VALUE TO REMAIN UNCHANGED AT 0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 86.45%

4. Effective date and time of filing: (optional) Date: 19/09/2012 Time: 5pm
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20120484937-30
Secretary of State	Filed On 07/12/2012
State Of Nevada	Number of Pages 1

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

ELRAY RESOURCES INC

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

TO BE TITLED "CLASS B PREFERRED SERIES"

THAT THERE BE 100,000,000 (ONE HUNDRED MILLION) SHARES IN THE SERIES

TO HAVE CONVERSION RIGHTS OF 1:1 (ONE TO ONE)

TO HAVE VOTING RIGHTS OF 1000:1 WITH COMMON

THAT THIS SERIES SHALL HAVE THE RIGHTS OF CONVERSION UPON FINRA APPROVAL OF THE COMPANY'S REVERSE STOCK SPLIT

3. Effective date of filing: (optional) 12 July 2012.
(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
[signature]	Filing Number 20120319795-29
Secretary of State	Filed On 05/04/2012
State Of Nevada	Number of Pages 1

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

ELRAY RESOURCES INC. (E0928972006-6)

2. Description of the original document for which correction is being made:

CERTIFICATE OF DESIGNATION FOR "PREFERRED SERIES A"

3. Filing date of the original document for which correction is being made: MAY 3rd 2012

4. Description of the inaccuracy or defect:

LINE #4 READS "VOTING RIGHTS OF 1:1 WITH COMMON"

5. Correction of the inaccuracy or defect:

LINE #4 SHOULD READ "VOTING RIGHTS OF 100:1 WITH COMMON"

6. Signature:

X [signature]

Authorized Signature	Title *	Date
	SECRETARY	MAY 4th 2012

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090401

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20120318044-25
Secretary of State	Filed On 05/03/2012
State Of Nevada	Number of Pages 1

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

ELRAY RESOURCES INC.

2. Description of the original document for which correction is being made:

CERTIFICATE OF DESIGNATION FOR "PREFERRED SERIES A"

3. Filing date of the original document for which correction is being made: MAY 2nd, 2012 @ 1:20PM

4. Description of the inaccuracy or defect:

LINE # THREE READS "TO HAVE CONVERSION RIGHTS OF 300:1 (THREE HUNDRED TO ONE)"

5. Correction of the inaccuracy or defect:

CORRECT READING TO BE "TO HAVE CONVERSION RIGHTS OF 100:1 (ONE HUNDRED TO ONE)"

6. Signature:

X

Authorized Signature	Title *	Date
	SECRETARY	MAY 2nd 2012

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150101

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20120317223-73
Secretary of State	Filed On 05/03/2012
State Of Nevada	Number of Pages 1

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

ELRAY RESOURCES INC

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

TO BE TITLED "CLASS A PREFERRED SERIES"

THAT THERE BE 300,000,000 (THREE HUNDRED MILLION) SHARES IN THE SERIES

TO HAVE CONVERION RIGHTS OF 300:1 (THREE HUNDRED TO ONE)

TO HAVE VOTING RIGHTS OF 1:1 WITH COMMON

THAT THIS SERIES SHALL HAVE THE RIGHTS OF CONVERSION UPON FINRA APPROVAL OF THE COMPANY'S REVERSE STOCK SPLIT

3. Effective date of filing: (optional) MAY 2nd 2012

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
Secretary of State State Of Nevada	Filing Number 20110225690-58
	Filed On 03/28/2011
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ELRAY RESOURCES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

THE SHAREHOLDERS OF THE CORPORATION HAVE VOTED TO AMEND ARTICLE #3 AND RAISE THE AUTHORIZED CAPITAL OF THE COMPANY TO 1,500,000,000 (ONE BILLION, FIVE HUNDRED MILLION) SHARES, PAR VALUE UNCHANGED AT .001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74%

4. Effective date of filing: (optional) 3/25/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
	Filing Number 20110058719-44
Secretary of State	Filed On 01/25/2011
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BLRAY RESOURCES INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE #3 IS HEREBY AMENDED TO INCREASE AUTHORIZED CAPITAL TO 750,000,000 (SEVEN HUNDRED FIFTY MILLION) SHARES, PAR VALUE TO REMAIN UNCHANGED AT .001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74%

4. Effective date of filing: (optional) 1/21/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the Office of	Business Number E0928972006-6
Dean Heller	Filing Number 20060804221-55
Secretary of State	Filed On 12/13/2006
State Of Nevada	Number of Pages 2

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	ELRAY RESOURCES, INC.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	EMPIRE STOCK TRANSFER INC. Name 2470 SAINT ROSE PKWY, SUITE 304 — HENDERSON — Nevada 89074 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000 Par value: $ 0.001 Number of shares without par value:
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page there is more than 3 directors/trustees)	1. S. DOUGLAS LANGFORD Name 2678 POINT GREY RD. — VANCOUVER — BC — V6K 1A5 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be:
6. **Names, Address and Signature of Incorporator.** (attach additional page there is more than 1 incorporator)	R. MICHAEL STUNDEN — [signature] Name — Signature 2686 POINT GREY RD. — VANCOUVER — BC — V6K 1A5 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. [signature] — 12/13/06 Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Resident Agent Acceptance

General instructions for this form:

1. **Please print legibly or type; Black Ink Only.**
2. **Complete all fields.**
3. **Ensure that document is signed in signature field.**

ABOVE SPACE IS FOR OFFICE USE ONLY

In the matter of ELRAY RESOURCES, INC.
(Name of business entity)

I, PATRICK MOKROS
(Name of resident agent)

hereby state that on ______ (Date) **I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:**

2470 SAINT ROSE PKWY.
Physical Street Address

304
Suite number

HENDERSON
City

NEVADA

89074
Zip Code

Optional:

Additional Mailing Address

Suite number

City

State

Zip Code

Signature: [signature]

Authorized Signature of R.A. or On Behalf of R.A. Company

12/13/06
Date